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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 6, 2001

                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of Registrant as specified in its Charter)

     New York                        1-4324                   11-0482020
-------------------                  ------                   ----------
(State or other             (Commission File Number)        (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


45 Melville Park Road, Melville, New York                     11747
-----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (631) 719-1800
                                                     --------------



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ITEM 5.  OTHER EVENTS.
         -------------

      Andrea Electronics Corporation hereby announces that its 2001 annual meeting of stockholders will be held at 9:30 a.m. on August 7, 2001 at Melville Marriot Long Island, 1350 Old Walt Whitman Road, Melville, New York. The Company had previously disclosed that the meeting would be held on June 28, 2001.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ANDREA ELECTRONICS CORPORATION




Date: June 6, 2001                By:  /s/ Richard A. Maue
                                       ---------------------------------------
                                       Richard A. Maue
                                       Senior Vice President, Chief Financial
                                         Officer and Corporate Secretary